Providence Overview

October 2017

PROVIDENCE
SERVICE
CORPORATION

Forward-looking Statements and Non-GAAP Financial Information

Forward-looking Statements

This presentation contains "forward-looking statements" within the meaning of the Private Securities Litigation Reform Act of 1995. Words such as "believe," "demonstrate," "expect," "estimate," "forecast," "anticipate," "should" and "likely" and similar expressions identify forward-looking statements. In addition, statements that are not historical should also be considered forward-looking statements. Readers are cautioned not to place undue reliance on those forward-looking statements, which speak only as of the date the statement was made. Such forward-looking statements are based on current expectations that involve a number of known and unknown risks, uncertainties and other factors which may cause actual events to be materially different from those expressed or implied by such forward-looking statements. These factors include, but are not limited to, our continuing relationship with government entities and our ability to procure business from them, our ability to manage growing and changing operations, the implementation of healthcare reform law, government budget changes and legislation related to the services that we provide, our ability to renew or replace existing contracts that have expired or are scheduled to expire with significant clients, and other risks detailed in Providence's filings with the Securities and Exchange Commission, including its Annual Report on Form 10-K. Providence is under no obligation to (and expressly disclaims any such obligation to) update any of the information in this press release if any forward-looking statement later turns out to be inaccurate whether as a result of new information, future events or otherwise.

Non-GAAP Financial Information

In addition to the financial results prepared in accordance with U.S. generally accepted accounting principles (GAAP), this presentation includes EBITDA, Adjusted EBITDA, Adjusted EBITDA margin, Segment-level Adjusted EBITDA, and Adjusted ROIC (Return on Invested Capital) for the Company and its operating segments, which are performance measures that are not recognized under GAAP. EBITDA is defined as income (loss) from continuing operations, net of taxes, before: (1) interest expense, net, (2) provision (benefit) for income taxes and (3) depreciation and amortization. Adjusted EBITDA is calculated as EBITDA before certain items, including: (1) asset impairment charges, (2) redundancy and severance related expenses, (3) foreign currency transactions, (4) equity in net earnings or losses of investees, (5) certain litigation related expenses, (6) expenses related to restricted shares and cash placed into escrow at the time of the Ingeus acquisition, (7) contingent consideration adjustments, (8) costs related to departure of former CEOs, (9) costs related to the implementation of value enhancement initiatives, (10) management fees, (11) transaction costs, (12) gain on disposition. (13) integration and restructuring expenses, and (14) G&A financing costs. Adjusted EBITDA margin is calculated as Adjusted EBITDA divided by Revenue. Segment-level Adjusted EBITDA is calculated as Adjusted EBITDA for the Company excluding the Adjusted EBITDA associated with corporate and holding company costs reported as our Corporate and Other Segment. Adjusted ROIC means Adjusted Return on Invested Capital and represents a ratio of Adjusted EBITA less cash taxes (assumed to equal 40% of Adj. EBITA) to Invested Capital. EBITA represents Operating Income prior to Amortization expense. Adj. EBITA represents EBITA before (1) certain litigation related expenses, (2) redundancy and severance related expenses, (3) costs related to departure of former CEOs, and (4) costs related to the implementation of value enhancement initiatives. The Company believes that Adjusted Return on Invested Capital (Adj. ROIC) is a useful measure of the earnings of the Company prior to taking into consideration amortization of intangible assets, deferred income taxes, and certain other non-cash expenses (income) incurred or recognized by the Company from time to time. We utilize these non-GAAP performance measures, which exclude certain expenses and amounts, because we believe the timing of such expenses is unpredictable and not driven by our core operating results, and therefore render comparisons with prior periods as well as with other companies in our industry less meaningful. We believe such measures allow investors to gain a better understanding of the factors and trends affecting the ongoing operations of our business. We consider our core operations to be the ongoing activities to provide services from which we earn revenue, including direct operating costs and indirect costs to support these activities. In addition, our net earnings in equity investees are excluded from these measures, as we do not have the ability to manage these ventures, allocate resources within the ventures, or directly control their operations or performance.

Our non-GAAP financial measures may not provide information that is directly comparable to that provided by other companies in our industry, as other companies in our industry may calculate non-GAAP financial results differently. In addition, there are limitations in using non-GAAP financial measures because they are not prepared in accordance with GAAP, may be different from non-GAAP financial measures used by other companies, and exclude expenses that may have a material impact on our reported financial results. The presentation of non-GAAP financial information is not meant to be considered in isolation from or as a substitute for the directly comparable financial measures prepared in accordance with GAAP. We urge you to review the reconciliations of our non-GAAP financial measures to the comparable GAAP financial measures included below, and not to rely on any single financial measure to evaluate our business.

Providence Overview

Tech-enabled healthcare and workforce development services for those seeking to control costs and promote positive outcomes

Leading Service Providers

- **U.S. Healthcare Services**
  - Non-Emergency Medical Transportation (NET Services)
  - In-Home Care Optimization (Matrix Medical Investment)
- **Workforce Development Services (WD Services)**

U.S. Healthcare Services – Nationwide Networks

- Operations in 44 States
- Over 26 million lives covered
- Over 5,000 Transportation Partners plus on-demand networks
- Over 1,500 Nurse Practitioners

Financial Strength

- $847mm Market Capitalization (1)
- $92mm Cash Balance and No Long-term Debt (2)
- $167mm Matrix JV Investment (3)
- $623mm Adj. TEV (1)
- $93mm of Segment-Level Adj. EBITDA (4)

(1) See appendix for calculation of Market Capitalization and Adj. TEV. Share count as of 8/9/17 (as disclosed in Q2 2017 10-Q) and share price as of 10/13/2017.
(2) Preliminary balance as of September 30, 2017. Includes cash proceeds from the sale of Mission Providence.
(3) Based on a 46.8% retained equity interest, a $537.5mm enterprise value (TEV from Frazier transaction), and $180mm of net debt as of 6/30/17.
(4) Represents Adj. EBITDA from NET Services and WD Services for the LTM 6/30/17 period. Does not include Corporate or Matrix Adj. EBITDA. See appendix for non-GAAP reconciliation.

Driving operational excellence, enhanced returns on capital and increased value per share

	2015		Today
Portfolio	**4** Complex operations with various levels of financial return	→	**3** Profitable, tech-enabled, services businesses
ROIC	**10.3%** 2015 Adjusted ROIC (1)	→	**20.7%** Q2'17 Adjusted ROIC annualized (1)
Debt / Cash	**$510mm (2)** Debt	→	**$92mm (3)** Cash Balance, no long-term debt
Shares	**15.9mm (4)**	→	**13.5 million (4)** ~$70mm capacity remaining under current repurchase program

(1) See appendix for a reconciliation of Adjusted ROIC calculations.
(2) As of 12/31/2014. Total debt excludes $65.5mm bridge note and $160.4mm of cash.
(3) Preliminary balance as of September 30, 2017. Includes cash proceeds from the sale of Mission Providence.
(4) Represents common shares outstanding (Today's share count as of 8/9/2017 as disclosed on Q2 2017 10-Q).

Powering critical services at scale with networks and technology


LogistiCare
Matrix Medical Network
Dialysis, Mental Health, Preventative Services, Physical Rehabilitation and Other
Coordinating on-demand and scheduled medical transportation services
Home
Nurse Practitioners
Home-based quality and risk adjustment services
MCOs
Health Status Data

NET Services – Providing Safe and Efficient Access to Care

Value Proposition

- Alleviation of transportation barriers improves outcomes and reduces healthcare costs for Medicaid agencies and MCOs
- Management of and access to a highly fragmented provider base of over 5,000 transportation provider partners and leading on-demand networks
- Ability to provide capitated, multi-year contracts allows both lower and more predictable costs
- Reduction of fraud, waste, and abuse in fragmented system

Key Financial Metrics

$Millions	2012	2013	2014	2015	2016	LTM Q2:17
Revenue	750.7	770.2	884.3	1,083.0	1,234.4	1,297.3
Adjusted EBITDA [(1)]	37.1	52.1	75.4	80.7	92.4	86.9
% Margin	*4.9%*	*6.8%*	*8.5%*	*7.4%*	*7.5%*	*6.7%*
Capex	6.3	5.3	12.5	12.2	10.8	12.9

Value Enhancement Strategy

- Significant opportunities to enhance profitability and the member experience through enhancing the transportation provider network, improving technological capabilities, and driving operational efficiencies in 2017 and 2018
- Commencing long-term strategy to drive growth within existing market and in market adjacencies in 2018 and beyond

1. See appendix for a reconciliation of non-GAAP financial measures.

Matrix Medical Investment – A Leader in In-Home Care Optimization Services

Value Proposition

- Nationwide network of over 1,500 nurse practitioners enables rapid deployment of in-home assessment services for Medicare Advantage and Managed Medicaid plans
- Demonstrated and compelling ROI for payors
- Analytics focused solutions and technology allows health plans to identify gaps in care, coordinate and optimize care provision, and ensure payment integrity

Key Financial Metrics (1)

$ Millions	2012	2013	2014	2015	2016	LTM Q2:17
Revenue	115.8	165.0	211.4	217.4	207.7	221.6
Adjusted EBITDA (2)	7.7	15.4	51.8	51.6	51.7	52.8
% Margin	*6.7%*	*9.3%*	*24.5%*	*23.7%*	*24.9%*	*23.8%*
Capex	6.2	8.6	10.5	8.1	12.5	11.5

Value Enhancement Strategy

- Work with strategic partner to pursue synergistic acquisitions and accelerate development and launch of complementary offerings
- Expand core client base and increase chronic care revenues
- Operational improvements and further member engagement

1. Represents 100% of Matrix's revenue and Adjusted EBITDA. Providence's 46.8% equity interest in Matrix is accounted for as an equity method investment. Matrix results are not included within Providence's consolidated results of operations in any period presented. See appendix for additional detail.
2. See appendix for a reconciliation of non-GAAP financial measures.

Financial Overview

Revenue Growth

- Long-term NET Services growth rate expected to remain favorable, but slowing from 2012-2016 compound annual growth rate of 13.2%
- WD Services revenue growth primarily dependent upon UK government outsourcing

Margin Expansion

- NET and WD Services margin expansion expected from value enhancement strategies

Adjusted EBITDA *($Millions)* (1)



80.7
66.3
10.3
2015
92.4
72.2
5.5
2016
WD Services
NET Services
Total (2)

Capital and Investment Potential

- Continued emphasis on disciplined capital allocation with $92mm cash balance (3)
  - Execution of share repurchase program ($70mm remaining capacity)
  - Selective acquisitions to enhance the intrinsic value of NET Services and continued reduction of capital expenditures
- Selective acquisitions within Matrix investment
  - Carrying value of $167mm JV Investment (4)

1. Excludes Adj. EBITDA from Matrix Investment. See appendix for a reconciliation of non-GAAP financial measures.
2. Includes Corporate expenses.
3. Preliminary balance as of September 30, 2017. Includes cash proceeds from the sale of Mission Providence.
4. Based on a 46.8% retained equity interest, a $537.5mm enterprise value (TEV from Frazier transaction), and $180mm of net debt as of 6/30/17.

Providence Highlights

Exposure to attractive industry growth drivers	• Expansion of aging populations, home and community based care • Value-based delivery models capable of improving outcomes and reducing costs
Market leading brands	• Market leadership demonstrated by historical growth • Favorable brand reputations driven by proven ability to meet client needs
Scale advantages	• Over 26 million lives covered • Nationwide partner and client networks • Scalable IT platforms providing competitive advantages
Recurring revenue, technology based, asset lite models	• Multi year client contracts and relationships • Focused on investments in IT platforms that provide operating leverage and superior service quality
Proven track record	• Proven growth and operational improvement strategies • Disciplined capital allocation with rigorous approach to creating intrinsic value per share

Appendix

PROVIDENCE
SERVICE
CORPORATION

WD Services

Value Proposition

- Ability to transform traditional in-sourced government delivery models resulting in improved outcomes at a reduced cost
- Transformational activities include substantial IT deployments, values-based engagement with workforce, organizational and cultural alignment to the achievement of measureable outcomes, and the adoption of holistic, personalized case management models

Key Financial Metrics (1)

$Millions	2014	2015	2016	LTM Q2:17
Revenue	361.2	395.1	344.4	308.7
Adjusted EBITDA (1)	45.3	10.3	5.5	6.4
% Margin	*12.5%*	*2.6%*	*1.6%*	*2.1%*
Capex	10.5	11.9	19.8	11.3

Value Enhancement Strategy

- Reduced cost structure to reflect record low unemployment levels in UK, France, and Australia
- Expanded services and expertise in a disciplined manner across employability, offender rehabilitation, vocational training, and health and wellbeing offerings
- Exited unprofitable regional operations and business lines and generated value from the selective sale of assets such as Mission Providence, PRSC received proceeds of $16mm in September 2017

(1) Assumes Ingeus acquisition occurred on December 31, 2013.

PRSC Adj. Enterprise Value

Common Shares (as of 8/9/17)	13.5
Preferred Shares - as converted basis (1)	2.0
Total Shares	15.5
Share Price (as of 10/13/17)	54.60
Market Capitalization	**847.2**
Less: Cash (as of 6/30/17)	(56.6)
Enterprise Value	**790.6**
Less: Value of Matrix JV Investment (2)	(167.2)
Adjusted TEV	**623.3**

(1) Represents preferred shares of 803,398 (as of 6/30/2017) converted at a $39.88 conversion price.

(2) Based on a 46.8% retained equity interest, a $537.5mm enterprise value (TEV from Frazier transaction), and $180mm of net debt as of 6/30/17.

PRSC Adj. ROIC

$Millions	Q2:2017 Cont Ops	Q2:2017 Disc Ops	Q2:2017 Total	FYE 2015 Cont Ops	FYE 2015 Disc Ops	FYE 2015 Total
Operating Income	6.0	(0.2)	5.8	1.9	27.9	29.8
Plus: Amortization	2.0	-	2.0	9.5	28.5	38.0
EBITA [1]	8.0	(0.2)	7.8	11.4	56.5	67.9
Adjustments						
Redundancy Related Expenses	0.3	-	0.3	12.2	-	12.2
Former CEO Departure Cost	0.0	-	0.0	-	-	-
Value Enhancement Initiative Implementation	1.6	-	1.6	-	-	-
Asset Impairment	-	-	-	-	1.6	1.6
Ingeus Acquisition Related Expenses	-	-	-	29.2	-	29.2
Contingent Consideration Adjustment	-	-	-	(2.8)	-	(2.8)
Haverhill Litigation	0.1	-	0.1	0.8	-	0.8
Former CEO Departure Cost	-	-	-	0.7	-	0.7
Litigation (PHS)	-	0.2	0.2	-	-	-
Adj. EBITA	10.0	-	10.0	51.8	58.1	109.9
Less: Cash Taxes [2]			(4.0)			(44.0)
NOPAT (EBITA - Cash Taxes)			6.0			66.0
Adj. ROIC [3]			**5.2%**			**10.3%**
Annualized			**20.7%**			
Invested Capital [4]						
Long-term Debt			2.9			576.7
Preferred Shares			77.6			-
Shareholder's Equity			277.5			221.4
Invested Capital			358.0			798.1
Less: Cash			(82.9)			(160.4)
Less: BV of Equity Investments			(159.4)			-
Adjusted Invested Capital			**115.8**			**637.7**

1. EBITA defined as Operating Income plus Amortization expense.
2. Cash Taxes rate assumed to be 40%.
3. ROIC equals EBITA - Cash Taxes divided by Adj. Invested Capital.
4. Beginning Invested Capital for Q2 2017 and FYE 2015 periods based on balance sheets as of March 31, 2017 and December 31, 2014, respectively. Note that balance sheets amounts presented includes amounts for Continuing and Discontinued Operations.

Adjusted EBITDA Reconciliation (Segment-Level)

	NET Services					WD Services					Segment-Level				
$Millions	YTD Q2-16	YTD Q2-17	FYE 2015	FYE 2016	LTM Q2-17	YTD Q2-16	YTD Q2-17	FYE 2015	FYE 2016	LTM Q2-17	YTD Q2-16	YTD Q2-17	FYE 2015	FYE 2016	LTM Q2-17
Revenue	599.9	662.8	1,063.0	1,234.4	1,297.3	180.3	144.6	395.1	344.4	308.7	780.2	807.5	1,478.1	1,578.8	1,606.0
Income from Cont Ops after Income Taxes	22.9	17.0	44.0	47.4	41.5	(9.7)	(3.8)	(51.3)	(46.2)	(39.9)	13.1	13.5	(7.3)	1.2	1.6
Interest Expense, Net	(0.0)	0.0	(0.0)	(0.0)	0.0	0.1	0.6	(0.1)	0.8	1.3	0.1	0.6	(0.1)	0.8	1.3
Provision (Benefit) For Income Taxes	13.2	10.7	27.2	29.7	27.2	(1.0)	(0.4)	(1.1)	(1.2)	(0.6)	12.2	10.3	26.2	28.5	26.6
Depreciation and Amortization	5.8	6.5	9.4	12.4	13.0	7.4	6.5	13.8	13.8	12.9	13.2	13.0	23.2	26.2	26.0
EBITDA	41.9	34.2	80.7	89.5	81.8	(3.2)	3.2	(38.7)	(32.8)	(26.3)	38.7	37.5	41.9	56.7	55.5
Asset Impairment	-	-	-	-	-	-	-	-	19.6	19.6	-	-	-	19.6	19.6
Redundancy/Severence Related Expenses	-	-	-	-	-	5.1	1.0	12.2	9.0	4.9	5.1	1.0	12.2	9.0	4.9
Former CEO Departure Cost	-	0.2	-	0.9	1.1	-	-	-	-	-	-	0.2	-	0.9	1.1
Value Enhancement Initiative Implementation	0.6	2.5	-	2.0	4.0	-	0.5	-	2.6	3.1	0.6	3.0	-	4.6	7.0
Equity in Net Loss (Gain) of Investee	-	-	-	-	-	4.2	1.0	11.0	8.5	5.3	4.2	1.0	11.0	8.5	5.3
Ingeus Acquisition Related Cost	-	-	-	-	-	-	-	29.2	-	-	-	-	29.2	-	-
Contingent Consideration Adjustment	-	-	-	-	-	-	-	(2.5)	-	-	-	-	(2.5)	-	-
Foreign Currency Transactions	-	-	-	-	-	(0.8)	0.4	(0.9)	(1.4)	(0.1)	(0.8)	0.4	(0.9)	(1.4)	(0.1)
Litigation Expense	-	-	-	-	-	-	-	-	-	-	-	-	-	-	-
Adjusted EBITDA	42.4	36.9	80.7	92.4	86.9	5.2	6.1	10.3	5.5	6.4	47.6	43.1	91.0	97.8	93.3
% Margin	7.1%	5.6%	7.4%	7.5%	6.7%	2.9%	4.2%	2.6%	1.6%	2.1%	6.1%	5.3%	6.2%	6.2%	5.8%

Adjusted EBITDA Reconciliation (Total Continuing Operations)

$Millions	Matrix Investment YTD Q2-16	Matrix Investment YTD Q2-17	Matrix Investment FYE 2015	Matrix Investment FYE 2016	Matrix Investment LTM Q2-17	Corporate and Other YTD Q2-16	Corporate and Other YTD Q2-17	Corporate and Other FYE 2015	Corporate and Other FYE 2016	Corporate and Other LTM Q2-17	Total Continuing Operations[(1)] YTD Q2-16	Total Continuing Operations[(1)] YTD Q2-17	Total Continuing Operations[(1)] FYE 2015	Total Continuing Operations[(1)] FYE 2016	Total Continuing Operations[(1)] LTM Q2-17
Revenue	-	-	-	-	-	(0.1)	-	(0.1)	0.1	0.2	780.2	807.5	1,478.0	1,578.9	1,606.2
Income from Cont Ops after Income Taxes	-	0.3	-	(1.1)	(0.8)	(10.1)	(8.0)	(17.4)	(19.0)	(16.9)	3.0	5.8	(24.7)	(18.9)	(16.1)
Interest Expense, Net	-	-	-	-	-	0.8	0.0	2.0	0.8	0.0	0.9	0.7	1.9	1.6	1.4
Provision (Benefit) For Income Taxes	-	0.2	-	(0.7)	(0.5)	(4.4)	(5.0)	(11.6)	(10.8)	(11.4)	7.8	5.4	14.6	17.0	14.6
Depreciation and Amortization	-	-	-	-	-	0.2	0.2	0.8	0.4	0.4	13.4	13.2	24.0	25.6	26.4
EBITDA	-	0.4	-	(1.8)	(1.4)	(13.6)	(12.9)	(26.2)	(28.6)	(27.9)	25.1	25.0	15.8	26.3	26.3
Asset Impairment	-	-	-	-	-	-	-	-	1.4	1.4	-	-	-	21.0	21.0
Redundancy Related Expenses	-	-	-	-	-	-	-	-	-	-	5.1	1.0	12.2	9.0	4.9
Former CEO/Exec Departure Cost	-	-	-	-	-	-	-	0.7	-	-	-	0.2	0.7	0.9	1.1
Value Enhancement Initiative Implementation	-	-	-	-	-	-	-	-	-	-	0.6	3.0	-	4.6	7.0
Equity in Net Loss of Investee	-	(0.4)	-	1.8	1.4	-	-	-	-	-	4.2	0.5	11.0	10.3	6.6
Acquisition Related Cost	-	-	-	-	-	-	-	-	-	-	-	-	29.2	-	-
Contingent Consideration Adjustment	-	-	-	-	-	-	-	-	-	-	-	-	(2.5)	-	-
Foreign Currency Transactions	-	-	-	-	-	(0.0)	-	-	-	0.0	(0.9)	0.4	(0.9)	(1.4)	(0.1)
Litigation Expense	-	-	-	-	-	0.2	0.3	0.8	1.6	1.7	0.2	0.3	0.8	1.6	1.7
Adjusted EBITDA	-	-	-	-	-	(13.4)	(12.6)	(24.7)	(25.6)	(24.8)	34.2	30.5	66.3	72.2	68.5
% Margin											*4.4%*	*3.8%*	*4.5%*	*4.6%*	*4.3%*

1. Total Continuing Operations represents Segment-level results plus Matrix Investment and Corporate and Other.

Adjusted EBITDA Reconciliation (NET Services)

	NET Services					
						LTM
$Millions	2012	2013	2014	2015	2016	6/30/17
Revenue	$ 750.7	$ 770.2	$ 884.3	$ 1,083.0	$ 1,234.4	$ 1,297.3
Net Income (Loss)	22.0	31.5	46.3	44.0	47.4	41.5
Interest Expense, Net	(0.0)	(0.0)	(0.0)	(0.0)	(0.0)	0.0
Provision (Benefit) For Income Taxes	7.5	12.9	21.5	27.2	29.7	27.2
Depreciation and Amortization	7.6	7.7	7.7	9.4	12.4	13.0
EBITDA	**$ 37.1**	**$ 52.1**	**$ 75.4**	**$ 80.7**	**$ 89.5**	**$ 81.8**
Former CEO Departure Cost	-	-	-	-	0.9	1.1
Value Enhancement Initiative Implementation	-	-	-	-	2.0	4.0
Adjusted EBITDA	**$ 37.1**	**$ 52.1**	**$ 75.4**	**$ 80.7**	**$ 92.4**	**$ 86.9**
% Margin	*4.9%*	*6.8%*	*8.5%*	*7.4%*	*7.5%*	*6.7%*

Pro Forma Adjusted EBITDA Reconciliation (Matrix)

$Millions	Matrix (1): YTD Q2:16 (2)	YTD Q2:17 (3)	FYE 2012 (4)	FYE 2013 (4)	FYE 2014	FYE 2015 (2)	FYE 2016	LTM Q2:17	2014: Pre-Acq (4)	Post-Acq (2)	Total	2016: HA Services (2)	Matrix (3)	Total
Revenue	102.9	116.7	115.8	165.0	207.7	217.4	207.7	221.6	$ 168.1	$ 43.3	207.7	166.1	41.6	207.7
Net Income (Loss)	3.1	(0.2)	(3.1)	0.3	(1.0)	6.1	110.1	106.8	(0.4)	(0.6)	(1.0)	114.3	(4.2)	110.1
Interest Expense, Net	6.2	7.3	1.8	2.6	11.0	14.4	12.9	14.0	8.1	2.9	11.0	9.9	2.9	12.9
Provision (Benefit) For Income Taxes	1.7	(0.1)	(2.9)	0.4	4.2	1.7	60.4	58.6	4.4	(0.2)	4.2	63.3	(2.8)	60.4
Depreciation and Amortization	15.8	16.2	9.8	9.9	15.3	29.5	27.5	27.9	9.7	5.6	15.3	21.1	6.4	27.5
EBITDA	**26.8**	**28.1**	**6.6**	**13.2**	**29.6**	**61.6**	**210.9**	**207.2**	**21.8**	**7.7**	**29.6**	**208.8**	**2.3**	**210.9**
Gain on Disposition	-	-	-	-	-	-	(167.9)	(167.9)	-	-	-	(167.9)	-	(167.9)
Management Fee	-	1.2	0.5	0.5	1.4	-	-	1.2	1.4	-	1.4	-	0.4	0.4
Transaction Costs	-	3.5	-	-	8.8	-	6.4	9.9	8.8	-	8.8	0.0	1.9	1.9
Transaction Related Management Bonuses/Comp	-	-	-	-	11.5	-	-	-	11.5	-	11.5	-	4.0	4.0
Integration and Restructuring	-	-	-	-	0.7	-	-	-	-	0.7	0.7	-	-	-
Asset Impairment	-	-	1.7	1.7	-	-	-	-	-	-	-	-	-	-
Write-off of Deferred Financing Costs	-	-	-	-	-	-	2.3	2.3	-	-	-	2.3	-	2.3
Adjusted EBITDA	**26.8**	**27.9**	**7.7**	**16.4**	**61.8**	**61.6**	**61.7**	**62.8**	**48.4**	**8.4**	**61.8**	**48.1**	**8.8**	**61.7**
% Margin	*26.0%*	*23.9%*	*6.7%*	*9.3%*	*24.5%*	*23.7%*	*24.9%*	*23.6%*	*25.8%*	*19.4%*	*24.5%*	*25.9%*	*20.6%*	*24.9%*

Reconciliation of Income / Loss from Equity Investment to Matrix Net Income (5)	YTD Q2:17	2016 Matrix
Equity in Net Gain (Loss) of Investee	0.4	(1.8)
Management Fee and Other	(0.5)	(0.2)
Net Gain (Loss) - Equity Investment	(0.1)	(2.0)
Divided by: Providence % Equity Investment in Matrix	46.8%	46.8%
Matrix Net Income Standalone	**(0.2)**	**(4.2)**

1. Represents 100% of Matrix's results. Providence's retained 46.8% equity interest is now accounted for as an equity method investment. Matrix's results are not included within Providence's consolidated revenue or Adjusted EBITDA in any period presented.
2. Represents Matrix's results of operation from October 24, 2014 to October 19, 2016. These results are included within Discontinued Operations on the Company's consolidated financial statements.
3. Represents Matrix's results of operation from October 20, 2016 to June 30, 2017, as applicable. Providence accounts for its proportionate share of Matrix's results during this time period using the equity method.
4. Represents Matrix's results of operations prior to October 23, 2014 (the date Providence acquired Matrix).
5. A reconciliation has been provided to bridge from the income from Equity in net gain (loss) of investee to Matrix's standalone Net Income for periods following the Matrix JV transaction.

Pro Forma Adjusted EBITDA Reconciliation (WD Services)

$Millions	WD Services[1] 2014	2015	2016	LTM 6/30/17
Revenue	$ 361.2	$ 395.1	$ 344.4	$ 308.7
Net Income (Loss)	32.9	(51.3)	(46.2)	(39.9)
Interest Expense, Net	(0.1)	(0.1)	0.8	1.3
Provision (Benefit) For Income Taxes	7.1	(1.1)	(1.2)	(0.6)
Depreciation and Amortization	14.3	13.8	13.8	12.9
EBITDA	**$ 54.2**	**$ (38.7)**	**$ (32.8)**	**$ (26.3)**
Asset Impairment	-	-	19.6	19.6
Redundancy/Severance Related Expenses	-	12.2	9.0	4.9
Value Enhancement Initiative Implementation	-	-	2.6	3.1
Equity in Net Loss (Gain) of Investee	-	11.0	8.5	5.3
Ingeus Acquisition Related Cost	5.9	29.2	-	-
Contingent Consideration Adjustment	(16.1)	(2.5)	-	-
Foreign Currency Transactions	0.3	(0.9)	(1.4)	(0.1)
Integration and Restructuring	0.9	-	-	-
Adjusted EBITDA	**$ 45.3**	**$ 10.3**	**$ 5.5**	**$ 6.4**
% Margin	*12.5%*	*2.6%*	*1.6%*	*2.1%*

1. Assumes acquisition of Ingeus occurred on December 31, 2013.